Corporate Presentation November 2026

2 Corporate Presentation | November 2026 Safe Harbor This presentation contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow, Inc. (the “Company” or “Harrow”). Some of these risks and uncertainties include, but are not limited to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general, including the ongoing communications with the U.S. Food and Drug Administration related to compliance and quality plans at our outsourcing facility in New Jersey; and physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company’s compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company’s Letters to Stockholders, available on its website. All content included in this presentation is intended for investors and the investment community and is not intended as marketing material or for use by healthcare professionals and their patients.

Harrow. We Are Ophthalmic Pharma.

Diversified provider of ophthalmic disease management solutions in North America

Largest U.S. Portfolio of Prescription Ophthalmic Products	Multiple Growth Drivers Across Large Ophthalmic Markets	Scalable Commercial Platform

PORTFOLIO BREADTH

Delivery Types
Injectable | Topical Drops | Nasal Spray

Product Categories
Branded | Generic | OTC | Compounded

Disease Origins
Anterior | Posterior | Ocular Surface

Payer Types
Commercial | Government | Cash

SELECT PRODUCTS

Product	Indication	
vevye	Dry Eye Disease	
tyrvaya	Dry Eye Disease (nasal)	
IHEEZO	Ocular Anesthesia	
Triesence	PF Corticosteroid (Inj.)	
Byooviz™	Anti-VEGF	
Opuviz™ aflibercept-yszy	Anti-VEGF	2027
G-MELT™ Drug Candidate	Sedation	2028

KEY DIFFERENTIATORS

Access and Affordability
Foundational Harrow commitments across our portfolio

Integrated Solutions
HarrowRx simplifies prescribing, ordering, and fulfillment across our broad portfolio

Commercial Infrastructure
Established sales, market access, and distribution capabilities support efficient integration of new products

Harrow was founded to advance the standard of eye care and deliver safe, effective, accessible, and affordable medications that enhance patient compliance and improve clinical outcomes

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Corporate Presentation | November 2026 HARROW

4 Corporate Presentation | November 2026 Investment Highlights Multiple growth drivers, a scalable commercial platform, and a new product every year Q3 YOY DEMAND GROWTH 1 Early-Stage Growth, Durable Franchises Major growth drivers remain early in their adoption curves, addressing large markets with strong patent protection KEY DRIVERS VEVYE · IHEEZO TRIESENCE RECENT COMMERCIAL INVESTMENTS 2x+ Ocular Surface Disease team Sales force expansion in 2026; Q3 was the first full quarter 2 A Scaled Commercial Platform Established sales, market access and reimbursement infrastructure, built to scale new products efficiently KEY DRIVERS Ocular Surface Disease Retina · Surgical · Access+ PORTFOLIO GROWTH 2 New products added in 2026: BYOOVIZ (July) and TYRVAYA (October); OPUVIZ planned launch in 2027 3 A New Product Every Year At least one new product launch each year through the end of the decade, sold through the existing platform KEY DRIVERS BYOOVIZ · TYRVAYA OPUVIZ · G-MELT PROFITABILITY $21.2M Q3 Adjusted EBITDA 4 Built for Operating Leverage A scalable cost structure positions Harrow to grow revenue faster than operating expenses over time KEY DRIVERS Operating Leverage Existing Infrastructure +83% VEVYE TRx +21% IHEEZO units +110% TRIESENCE units 3x Surgical team

Durable Growth: A New Product Every Year

At least one new product every year through the end of the decade, launched within Harrow's existing cost structure and commercial footprint

2026	2027	2028	2029	2030
LAUNCHED / ACQUIRED	COMMERCIAL LAUNCH	PIPELINE	PIPELINE	PIPELINE + BD
BYOOVIZ *ranibizumab-nuna* Anti-VEGF biosimilar **Launched July 1, 2026**	**OPUVIZ** *aflibercept-yszy* Anti-VEGF biosimilar **Launch 2027**	**YOCHIL™** Midazolam ODT series **Expected 2028**	**H-N08 TRIESENCE+** PFS Injectable Steroid **Expected H2 2028–H1 2029**	**Next Launches** Pipeline advancement and business development **Annual cadence continues**
TYRVAYA *varenicline nasal spray* Dry eye disease **Acquired October 2026**		**G-MELT™** Ketamine + midazolam ODT **Expected 2028**	**CR-01 – Ocular Cancer** Conjunctival delivery device Ph2 PoC data in Q4 2026 **Potential launch 2029/2030**	
BYQLOVI™ *clobetasol propionate 0.05%* Post-op inflammation & pain **Launch Q4 2026**				

Commercial ■ Pipeline ■

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Corporate Presentation | November 2026 HARROW

6 Corporate Presentation | November 2026 Financials & Outlook 3Q26 | Results and Outlook Key Financial Metrics and Revenue Conversion

7 Corporate Presentation | November 2026 Key Financial Metrics FIVE-YEAR TRACK RECORD CONSOLIDATED REVENUE $ in millions 41% 5-Yr CAGR (2020–2025) $72.5M $88.6M $130.2M $199.6M $272.3M $357.5M $0M $100M $200M $300M $400M 2021 2022 2023 2024 2025 2026E Q3 2026 KEY METRICS REVENUE BRANDED REVENUE $99.3M $83.5M ADJ. EBITDA $21.2M PRODUCT REVENUE VEVYE $39.7M IHEEZO Specialty $25.3M $7.6M TRIESENCE $10.7M Compounded $15.8M $75.3M Cash & Equivalents (as of September 30, 2026) FY ’26 Revenue $350M – $365M Reaffirmed; midpoint ~$357.5M FY’26 Adj. EBITDA $40M+ Fourth-quarter: $33M+ 2026 FINANCIAL OUTLOOK See References, slide 30 ADJUSTED EBITDA $ in millions 62% 5-Yr CAGR (2020–2025) $11.4M $13.0M $28.1M $40.3M $61.9M $40M+ $0M $25M $50M $75M 2021 2022 2023 2024 2025 2026E (Midpoint) +41% QoQ · +39% YoY +62% YoY · 84% of total vs. $(1.2)M in Q2 2026

8 Corporate Presentation | November 2026 Q4 Bridge: Path to FY2026 Guidance Q4 implied by reaffirmed guidance, driven by new revenue sources, seasonal strength and product momentum Q3 TO IMPLIED Q4 REVENUE · $ IN MILLIONS $99.3M +$36.5 – $51.5M $135.8 – $150.8M Q3 2026 actual revenue Q4 growth drivers see below Q4 2026 implied by guidance WHAT DRIVES THE Q4 STEP-UP New contributors First TYRVAYA quarter, BYOOVIZ ramp Seasonal strength IHEEZO’s peak quarter; year-end specialty and compounding Product momentum Continued VEVYE and TRIESENCE growth WHAT Q4 REQUIRES $135.8 – $150.8M Implied Q4 revenue at the low and high end of guidance ~37–52% Sequential revenue growth vs. Q3 HISTORICAL CONTEXT ~30% average Q3-to-Q4 revenue growth in 2024– 2025 (+36% and +24%), before TYRVAYA and BYOOVIZ PORTFOLIO GROWTH DRIVERS • IHEEZO’s seasonally strongest quarter • VEVYE momentum from the expanded sales force & improving NPP • Continued TRIESENCE growth • BYOOVIZ building from September exit rate • First quarter of TYRVAYA revenue

9 Corporate Presentation | November 2026 Four Focused Selling Teams Each team built around a common set of prescribers, care setting, and purchasing and reimbursement dynamics Access+ Dedicated to compounded products WORKS ALONGSIDE ALL THREE BRANDED TEAMS Supports Ocular Surface Disease, Retina, and Surgical customers with compounded medications for specific patient and practice needs Ocular Surface Disease Cornea specialists, dry eye practices, comprehensive ophthalmologists & optometrists Retail & Specialty Pharmacy · Chronic Prescribing Retina Retina specialists & multi-specialty practices for in-office procedures In-Office Procedures · Buy-and-Bill / J-Codes Surgical Cataract & refractive surgeons and the ambulatory surgery centers where they operate Operating Room Through Post-Op Care PIPELINE G-MELT · YOCHIL Next-Gen TRIESENCE (H-N08) Also Supported by SURGICAL TRIESENCE · VIGAMOX

Ocular Surface Disease

VEVYE | TYRVAYA | FRESHKOTE PF | FLAREX | VERKAZIA | ZERVIATE | NATACYN

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Corporate Presentation | November 2026 HARROW

Ocular Surface Disease Portfolio

A broad ocular surface portfolio, sold by one commercial team calling on the same prescribers vevye® (cyclosporine ophthalmic solution) 0.1%

Cyclosporine ophthalmic solution 0.1%; water-free

WATER-FREE CYCLOSPORINE

tyrvaya® (varenicline solution) nasal spray 0.03 mg

Varenicline solution nasal spray 0.03 mg

NASAL TEAR STIMULATION

FRESHKOTE® Preservative Free LUBRICANT EYE DROPS

Preservative-free lubricant eye drops

OTC LUBRICANT

Flarex® (fluorometholone acetate ophthalmic suspension) 0.1%

Fluorometholone acetate ophthalmic suspension 0.1%

CORTICOSTEROID

Verkazia® cyclosporine ophthalmic emulsion 0.1%

Cyclosporine ophthalmic emulsion 0.1%

VKC THERAPY

ZERVIATE® cetirizine ophthalmic solution, 0.24% FORMULATED WITH HYDRELLA

Cetirizine ophthalmic solution 0.24%

ANTIHISTAMINE

Natacyn® (natamycin ophthalmic suspension) 5% Anti-Fungal Ophthalmic Suspension Rx Only

Natamycin ophthalmic suspension 5%; the only FDA-approved ophthalmic antifungal

ANTIFUNGAL

ONE TEAM, ONE CALL

~40 new experienced sales professionals added with TYRVAYA; one team promoting the full Ocular Surface portfolio to overlapping prescribers

Q3 2026 Highlights

VEVYE

Revenue of $39.7M, +75% YoY and +35% QoQ; improving prescription economics following business-rule changes

TYRVAYA

Closed acquisition Oct. 1, 2026; early prescription growth and first revenue contribution in Q4

VERKAZIA

Relaunch progressing, supported by expanded field presence and established prescriber relationships

NATACYN

U.S. relaunch gaining traction; fungal blepharitis study data expected Q4

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Corporate Presentation | November 2026 HARROW

VEVYE: Best-in-Class for DED

vevye®
(cyclosporine ophthalmic solution) 0.1%

The first and only water-free cyclosporine for the signs and symptoms of dry eye disease

~22x **More cyclosporine delivered into the cornea vs. Restasis**
Preclinical ex-vivo corneal penetration study data

Rapid Onset
Fastest-working immunomodulator for DED

Durable Effect
Significant staining improvement by Day 15, sustained to 56 weeks

Well-Tolerated
99.8% of patients experience no or mild instillation pain

IP Protection
Orange Book–listed patents expiring in 2039

MARKET OPPORTUNITY

DED Patient Funnel

- **38M+** Americans with dry eye symptoms
- **16.4M** Diagnosed U.S. adults (6.8%)
- **9.0M** Moderate-to-severe disease
- **1.2M** On Rx therapy

~93% of diagnosed U.S. patients are not on Rx

~20% annual Rx growth
DED Rx volumes growing ~20% annually over last 2 years

See References, slide 30

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Corporate Presentation | November 2026 HARROW

13 Corporate Presentation | November 2026 VEVYE Q3 2026 Key Metrics +83% TRx Growth Q3 ’26 vs. Q3 ’25 +17% TRx Growth Q3 ’26 vs. Q2 ’26 Quarterly Revenue U.S. net revenue | Q3 ’25 → Q3 ’26 $22.6M $25.9M $20.9M $29.4M $39.7M $M $5M $10M $15M $20M $25M $30M $35M $40M $45M Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q3 Highlights Record Revenue, Continued Prescription Growth • Record $39.7M in quarterly revenue (+75% YoY), with total prescriptions +17% QoQ and +83% YoY Expanded Sales Force Driving Adoption • Field organization more than doubled in 2026; growing productivity, with further opportunity as territories mature Improving Prescription Economics • Business-rule refinements driving a greater proportion of covered prescriptions Third Major Coverage Win of 2026 Supports Growth • Expanded coverage with a major PBM (~10M lives), effective January 1, 2027, further expanding VEVYE's commercial opportunity See References, slide 29 +35% Revenue Growth Q3 ’26 vs. Q2 ’26

TYRVAYA: Integrated and Off to a Strong Start

The only FDA-approved nasal spray for dry eye disease, now part of our Ocular Surface team alongside VEVYE

INITIAL TRACTION UNDER HARROW

~40
Experienced commercial personnel joined Harrow's Ocular Surface team and are now in the field

Continuity
Reps are calling on many of the same prescribers they supported before the acquisition

Early demand
Prescription demand growing, with first revenue expected in Q4

WHY TYRVAYA

The mechanism
- First FDA-approved nasal spray for dry eye disease; stimulates natural tear production through the trigeminal pathway
- No drop and no drug on the eye; works through the nose
- Tear production increases ~5 minutes after the first dose

Clinical evidence
- Proven in ONSET-1, ONSET-2 and MYSTIC; 1,000+ patients studied
- ~50% of patients had a significant tear increase at 4 weeks vs. 14–28% on vehicle
- FDA-approved October 2021

Opportunity
- Patients who struggle with or resist eye drops
- ~45M U.S. contact lens wearers; no lens removal required
- Aqueous-deficient DED, drop fatigue or poor adherence

ZERO …
Contraindications · Ocular AEs · Label Warnings



tyrvaya
(varenicline solution)
nasal spray 0.03 mg
2 nasal spray bottles for a 30-day supply
FOR INTRANASAL USE
Rx only

- 2 bottles = 30-day supply
- 60 sprays per bottle (4.2 mL each)
- 0.03 mg varenicline solution

>$30M 2027 revenue
Expected TYRVAYA contribution

THE DEAL Closed Oct. 2026 · $30M upfront + up to $70M in net-sales milestones · Funded with cash on hand · Global rights ex-Japan · 12 Orange Book patents to 2035

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Corporate Presentation | November 2026 HARROW

15 Corporate Presentation | November 2026 The VERKAZIA® Opportunity VKC is a chronic allergic eye disease — driven by immune dysregulation, across a spectrum (from highly underdiagnosed mild cases to severe and sight-threatening cases), which primarily affects children, but can reach into adulthood THE DISEASE SPECTRUM MILD VKC Underdiagnosed; itching, redness with few Rx options beyond antihistamines; large patient population SEVERE VKC Sight-threatening; corneal damage risk without adequate treatment STEROID RISKS Glaucoma/cataract risks make long-term steroid use untenable in children WHY IT MATTERS — THE CLINICAL GAP ~61% of VKC patients are inadequately controlled on antihistamines alone 0 Alternative FDA-approved steroid- sparing therapies THE GAP: Antihistamines treat symptoms. Steroids carry long-term risk. No steroid-sparing immunomodulator has addressed the full VKC population — leaving a large unmet need across both mild and severe disease THE VERKAZIA OPPORTUNITY • Only steroid-sparing immunomodulator approved for VKC • Clinically proven: significant corneal improvement, symptom reduction & less steroid rescue vs. control • Guideline-supported: 2023 consensus recommends early CsA use for long- term management • Mild (new-to-Rx) and severe (steroid-dependent) patients represent a large, underpenetrated opportunity Chronic inflammation can progress to corneal damage and vision-threatening complications See References, slide 30

The NATACYN® Opportunity

Blepharitis is not a single infection — it is a microbiome imbalance (or dysbiosis) of the eyelid margin, driven by multiple etiologic pathogens

THE ETIOLOGIC TRIAD


Demodex Mite: 300 – 400 micrometers (µm)
Fungus (Hyphae/Yeast): 2 – 10 micrometers (µm) Bacteria: 0.5 – 2 micrometers (µm)
FUNGUS ON THE MITE AND EYELIDS
BACTERIAL COLONIES
DEMODEX MITE

BACTERIA Staphylococcus — lipases, toxins, biofilms

DEMODEX MITES Mechanical damage, bacterial vectors

FUNGI Candida / Malassezia — under-recognized and persistent

WHY IT MATTERS — THE CLINICAL GAP

~50%
of patients fail when only bacteria or mites are treated

~79%
of chronic cases show fungal elements; a largely untreated base

THE GAP: Antibiotics treat bacteria; Xdemvy® treats mites; there is **no standard therapy that addresses the fungal component** — leaving post-Xdemvy non-responders symptomatic.

THE NATACYN OPPORTUNITY

- **Only FDA-approved ophthalmic antifungal**
- Triple-therapy is biologically rational: antibacterial + antiparasitic + antifungal addresses all three pathogens
- Entry point: Xdemvy® non-responders — a large, underpenetrated refractory population
- Investigator-initiated study: first patients enrolled in Q2 2026; topline data expected Q4 2026

See References, slide 30

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Corporate Presentation | November 2026 HARROW

17 Corporate Presentation | November 2026 Retina IHEEZO | BYOOVIZ | OPUVIZ IOPIDINE | TRIESENCE | VIGAMOX

Retina Portfolio

A broad and complementary retina portfolio, supported by one established commercial team

IHEEZO™
(chloroprocaine HCl ophthalmic gel) 3%

Chloroprocaine HCl ophthalmic gel 3%

OCULAR ANESTHETIC

Byooviz®
ranibizumab-nuna

Ranibizumab-nuna; LUCENTIS® biosimilar

ANTI-VEGF BIOSIMILAR

Opuviz™
aflibercept-yszy

Aflibercept-yszy; EYLEA® biosimilar, launching 2027

ANTI-VEGF BIOSIMILAR

IOPIDINE®
(apraclonidine hydrochloride ophthalmic solution)

Apraclonidine ophthalmic solution 1%

INTRAOCULAR PRESSURE CONTROL

Triesence
(triamcinolone acetonide injectable suspension) 40 mg/mL

Triamcinolone acetonide injectable suspension 40 mg/mL

Also sold by the Surgical team

CORTICOSTEROID

Vigamox®
(moxifloxacin HCl ophthalmic solution) 0.5% as base

Moxifloxacin ophthalmic solution 0.5%

Also sold by the Surgical team

ANTIBIOTIC

Q3 2026 Highlights

IHEEZO

Revenue of $25.3M, +15% YoY and +62% QoQ; QUELL adds our first randomized data in retina

BYOOVIZ

Ordering accounts grew each month of Q3; demand built through September and carried into Q4

OPUVIZ

2027 launch planned, leveraging established retina accounts and BYOOVIZ experience

IOPIDINE

J-code effective July 1, 2026; encouraging initial physician reception

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Corporate Presentation | November 2026 HARROW®

IHEEZO Overview

Physician-administered ophthalmic gel for ocular surface anesthesia; FDA-approved September 2022

First-in-Class
First approved use of chloroprocaine in the US ophthalmic market

Large TAM
~14M+ annual U.S. ocular procedures require surface anesthesia

Reimbursement
Permanent J-code (J2403) in the in-office setting

IP Runway
Two Orange Book patents, latest expiring 2039

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

Clinical studies demonstrated:

- ~1–1.5 Min. — IHEEZO worked rapidly
- IHEEZO had lower pain scores vs. tetracaine
- ~22 Min. — Sufficient anesthesia to perform the surgical procedure
- No patient required supplemental dosing

See References, slide 30

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Corporate Presentation | November 2026 HARROW

20 Corporate Presentation | November 2026 IHEEZO Total Addressable Market ~14M+ All eight procedure categories are IHEEZO-applicable | CPT codes shown with each procedure Estimated Annual U.S. In-Office Procedures | Standard of Care Requires Ocular Surface Anesthesia 0.2M 0.3M 0.3M 0.5M 0.7M 1.0M 1.5M 10.0M Estimated Annual U.S. Procedure Volume (millions) Intravitreal Injections 67028 Laser Procedures 65855 / 66761 / 67210 Gonioscopy (Procedural) 92020 Foreign Body Removal 65222 / 65205 Other In-Office Various Corneal Procedures 65435 / 0402T Punctal Occlusion 68761 Glaucoma Implant 66183-66185 See References, slide 30

21 Corporate Presentation | November 2026 IHEEZO Q3 2026 Key Metrics 62,210 Customer Unit Demand* Q3 ’26; 5% below record Q2 ’26 +21% Unit Demand Growth Q3 ’26 vs. Q3 ’25 +62% Sequential Revenue Growth Q3 ’26 vs. Q2 ’26 Q4 Historically Strongest Quarter Seasonal demand Quarterly Customer Unit Demand* Customer unit demand per quarter | 2025 vs. 2026 +21% YoY Q3 ’26 vs. Q3 ’25 38,931 48,755 51,545 62,814 45,354 65,477 62,210 0 20,000 40,000 60,000 80,000 Q1 Q2 Q3 Q4 2025 2026 Q3 Highlights Strong Year-over-Year Growth • Customer unit demand of 62,210 units, +21% YoY Q3 Demand Reflects Seasonality and Q2 Practice Stocking • Units 5% below record Q2, reflecting IHEEZO’s historically slowest quarter and elevated practice-level purchases in Q2 Expanding Customer Adoption • New account wins and deeper penetration of existing accounts have more than offset units lost with ASC pass-through status Positioned for a Strong Fourth Quarter • Entering IHEEZO’s historically strongest quarter, supported by a growing customer base • Less than 2% market penetration, with substantial growth opportunity See References, slide 30 *Customer unit demand reflects distributor shipments to practices, not necessarily units used. Harrow recognizes IHEEZO revenue upon shipment to distributors; demand and revenue may differ in any given quarter

22 Corporate Presentation | November 2026 IHEEZO QUELL Phase 4 Topline Results Study Design Evaluating a topical gel against an anesthetic regimen that includes a highly potent injection Key Findings See References, slide 30 Pain scores are patient-reported; lower scores indicate less pain. Primary endpoint percentages are CMH-weighted (stratified by site and baseline SPEED); difference: 4.5 percentage points (95% CI: −7.6 to 16.4); prespecified non-inferiority margin: 12 percentage points. Full analysis set: 228 patients (231 randomized; 3 discontinued post-randomization). Staining and SPEED values are mean changes from similar baselines. Secondary efficacy findings are exploratory. Full results expected at Hawaiian Eye & Retina, January 2027. Successful Anesthesia Primary endpoint; non-inferiority not met IHEEZO 63 of 115 patients 55.2% Proparacaine + subconjunctival lidocaine 68 of 113 patients 59.7% Procedural Pain Identical cumulative pain scores IHEEZO 2.0 Proparacaine + subconjunctival lidocaine 2.0 Pain Through 24 Hours Lower cumulative pain with IHEEZO IHEEZO 2.9 Proparacaine + subconjunctival lidocaine 3.7 Adverse Events Fewer AEs with IHEEZO IHEEZO 27% Proparacaine + subconjunctival lidocaine 47% Primary endpoint inconclusive; all exploratory findings favored IHEEZO on post-procedure pain and tolerability measures Design Phase 4, multisite, randomized, double- masked; 231 patients undergoing intravitreal injections Comparator Proparacaine drops plus a subconjunctival lidocaine injection IHEEZO Topical gel; no additional anesthetic injection Primary endpoint Pain score of 0 (no pain) or 1 (pressure only) before and after injection; 12-point non- inferiority margin Primary Endpoint Not Met; Result Inconclusive Study designed assuming 88% success per group; at the observed ~57%, ~114 patients per group could not produce a confidence interval narrow enough to fit the 12-point margin Identical Procedural Pain Same cumulative pain scores despite IHEEZO not requiring an additional anesthetic injection Lower Post-Procedure Pain with IHEEZO Exploratory findings showed lower pain in the hours after the procedure and through 24 hours Less Ocular Surface Staining and Dryness with IHEEZO Staining (study eye): IHEEZO +1.7 vs. routine +3.2, suggesting less damage to the ocular surface Dryness (SPEED): IHEEZO +0.5 vs. routine +1.7 same day; IHEEZO −0.5 vs. routine +0.3 at 24 hours Fewer Adverse Events with IHEEZO No serious adverse events in either group

Surgical

TRIESENCE | MAXIDEX | NEVANAC | ILEVRO
TOBRADEX ST | MAXITROL | VIGAMOX

Pipeline: G-MELT | YOCHIL | Next-Gen TRIESENCE (H-N08)

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Corporate Presentation | November 2026 HARROW

Surgical Portfolio

One surgeon, one surgical episode — a comprehensive portfolio spanning postoperative care

Product	Description	Class
Triesence® (triamcinolone acetonide injectable suspension) 40 mg/mL	Triamcinolone acetonide injectable suspension 40 mg/mL *Also sold by the Retina team*	CORTICOSTEROID
Maxidex® (dexamethasone ophthalmic suspension) 0.1%	Dexamethasone ophthalmic suspension 0.1%	CORTICOSTEROID
Nevanac® (nepafenac ophthalmic suspension) 0.1%	Nepafenac ophthalmic suspension 0.1%	NSAID
ILEVRO® (nepafenac ophthalmic suspension) 0.3%	Nepafenac ophthalmic suspension 0.3%	NSAID
TobraDex® ST (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05% Formulated with XanGen	Tobramycin / dexamethasone ophthalmic suspension	ANTIBIOTIC + STEROID
Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)	Neomycin / polymyxin B / dexamethasone	ANTIBIOTIC + STEROID
Vigamox® (moxifloxacin HCl ophthalmic solution) 0.5% as base	Moxifloxacin ophthalmic solution 0.5% *Also sold by the Retina team*	ANTIBIOTIC

PIPELINE

G-MELT · YOCHIL

Next-Gen TRIESENCE (H-N08)

Expected 2028–2029

Q3 2026 Highlights

TRIESENCE

Record quarter: revenue exceeded $10 million for the first time under Harrow ownership; unit demand +37% vs. Q2 and +110% YoY; clinical study data expected in early 2027

Surgical Sales Force

Expanded surgical team fully deployed supporting broader portfolio promotion

G-MELT

NDA submission expected November/December 2026

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Corporate Presentation | November 2026 HARROW

TRIESENCE Overview

Triesence
(triamcinolone acetonide injectable suspension)
40 mg/mL

Injectable suspension (triamcinolone acetonide 40 mg/mL) with separate reimbursement in every traditional care setting

Regulatory

Only FDA-approved preservative-free synthetic corticosteroid for injectable ophthalmic use

Supply

5-year supply agreement with CMO; next-generation product candidate in development (H2 2028 / H1 2029 launch)

Reimbursement

Product-specific J-code (J3300); CMS pass-through status since April 2025

IP Protection

Orange Book–listed patents through 2029; next-generation launch expected pre-expiry

Commercial Expansion into Ocular Inflammation

7M+ Annual potential U.S. use cases in ocular inflammation

96% Covered Lives

~$38 Patient Out-of-Pocket

- Consistent favorable post-op outcomes reported by physicians
- Removes reliance on patient eye drop compliance
- Reimbursed in every care setting — ASC, HOPD, and office

See References, slide 30

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Corporate Presentation | November 2026 HARROW

26 Corporate Presentation | November 2026 TRIESENCE Q3 2026 Key Metrics See References, slide 30 20,022 Customer Unit Demand* Strongest quarter under Harrow $10.7M Revenue Record quarterly revenue +37% Sequential Unit Growth Q3 ’26 vs. Q2 ’26 +110% Unit Demand Growth Q3 ’26 vs. Q3 ’25 Quarterly Unit Demand Unit demand per quarter | Q1 ’25 → Q3 ’26 +110% YoY 4,367 5,547 9,551 10,2659,934 14,603 20,022 0 5000 10000 15000 20000 25000 Q1 Q2 Q3 Q4 2025 2026 Q3 Highlights Strongest Quarter Under Harrow Ownership • Revenue exceeded $10 million for the first time under Harrow ownership • 20,022 units, +37% vs. Q2 and +110% vs. Q3 2025 Expanding Customer Adoption • Expanded commercial team introducing TRIESENCE to more physicians and practices Growing Momentum in Ocular Inflammation • Increasing physician adoption and early incorporation into treatment protocols supporting broader, more consistent utilization Strengthening the Clinical Evidence • Multicenter study evaluating TRIESENCE in ocular inflammation progressing, with initial data anticipated in early 2027 Next-Generation Product Candidate • Expected to carry its own NDA; the long-term catalyst for the franchise *Customer unit demand reflects distributor shipments to practices, not necessarily units used. Harrow recognizes TRIESENCE revenue upon shipment to distributors; demand and revenue may differ in any given quarter

G-MELT: IV & Opioid-Free Sedation

Fixed-dose sublingual tablet combining 3 mg midazolam + 50 mg ketamine (non-opioid)

If FDA-approved, G-MELT could be the only on-label product for sedation during cataract surgery

WHAT MAKES G-MELT DIFFERENT

Zydis® sublingual technology
Dissolves in seconds under the tongue. Exclusive license from Catalent; Zydis® has supported 35+ FDA-approved products over nearly three decades

Superior PK profile
Rapid absorption through sublingual mucosa results in rapid, systemic circulation and better bioavailability profile than via GI tract absorption

Pharmacologic synergy
Midazolam offsets the negative effects of ketamine — delivering effective sedation without IV lines or opioids

MARKET OPPORTUNITY

5M+ Annual U.S. cataract surgeries — G-MELT's initial target market

100M+ Potential short-duration procedures in several large markets

PATH TO LAUNCH

Regulatory Milestones

- **Remaining ancillary studies** — *Initiated*
- **Pre-NDA meeting with FDA** — Completed Q4 2026; NDA dossier in preparation
- **NDA Submission** — Expected November/December 2026
- **Potential FDA Approval** — Q4 2027
- **Potential Launch** — 2028

See References, slide 30

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Corporate Presentation | November 2026 HARROW

YOCHIL: Pediatric Oral Midazolam ODT

Oral dissolving tablet delivering midazolam for sedation, anxiolysis, and amnesia prior to diagnostic, therapeutic, or endoscopic procedures in pediatric patients

WHAT MAKES YOCHIL DIFFERENT

De-risked clinical pathway
Extensive clinical dataset generated through the G-MELT (MELT-300) program, supporting a streamlined 505(b)(2) regulatory pathway

Validated proprietary ODT platform
Built on the same proprietary Zydis® sublingual platform as G-MELT, dissolving under the tongue in seconds

Addresses an unmet pediatric need
Oral midazolam, currently available only as a syrup, can be challenging for children to tolerate, and a fast-dissolving tablet has the potential to improve both the patient and provider experience

BROAD COMMERCIAL OPPORTUNITY

7M+ Annual Pediatric Procedures

Potential broad label across multiple pediatric procedural settings, supporting a significant commercial opportunity

PATH TO LAUNCH

Key Regulatory Milestones

- **End-of-Phase 2 FDA meeting** — *Completed*
- **Protocol refinement** — Incorporating FDA feedback
- **PK bridging study to midazolam syrup** — Under consideration
- **NDA Submission** — H2 2027/H1 2028
- **Potential Launch** — 2028

See References, slide 30

28

Corporate Presentation | November 2026 HARROW

29 Corporate Presentation | November 2026 Upcoming Catalysts: Key Milestones Through 2027 Regulatory, clinical, commercial and corporate events expected between now and the end of 2027 Q4 2026 G-MELT NDA submission Filing for sublingual cataract-surgery sedation, moved ahead of the 1H 2027 plan Expected by year-end 2026 TYRVAYA first revenue First quarter of contribution following the October 1 acquisition Q4 2026 Jan 2027 VEVYE coverage win Major national plan covering 10M+ commercial lives Effective January 1, 2027 QUELL full results Phase 4 IHEEZO study in 231 intravitreal injection patients Hawaiian Eye & Retina, Jan. 2027 Early 2027 FY 2026 results Q4 results and 2027 guidance, returning to an annual “revenue greater than” format Early 2027 TRIESENCE study data Initial data from the multicenter surgical inflammation study Early 2027 2027 Investor Day New York City; intend to present preliminary findings from the CR-01 ocular cancer study March 2027 OPUVIZ launch EYLEA-referenced biosimilar, a larger opportunity than BYOOVIZ 2027 G-MELT PDUFA date FDA action date for the NDA, assuming standard review of the year-end 2026 submission Expected Q4 2027

30 Corporate Presentation | November 2026 References Sources and footnotes for figures cited throughout this presentation Data sources Market, prescription, and procedure data are drawn from IQVIA (including Xponent), PhilRx, Vestrum Health, Market Scope, Definitive Healthcare, the AAO IRIS Registry, CMS HCPCS/CPT databases and Medicare Part B payment limit files, company annual reports, Review of Optometry, and Harrow internal data and data on file. U.S. dry eye disease patient funnel: Farrand et al., Am J Ophthalmol 2017;182:90-98 (16.4M diagnosed U.S. adults, 6.8% of adult population); Prevent Blindness (2019) (moderate-to-severe population); and published U.S. analyses of dry eye symptom prevalence and prescription treatment rates. Malhotra K, et al. U.S. trends of anti-VEGF use from 2017–2023. PLOS ONE; aflibercept 2 mg was the most-used anti-VEGF across Medicare, Medicaid and commercial payers Regulatory and clinical sources Regulatory information is drawn from FDA Drugs@FDA, the FDA Orange Book, and FDA-approved product labeling. Clinical and conference sources include Ophthalmology (2024), Frontiers in Medicine (2026), the OIS Dry Eye Conference (March 2021), and data presented at ASRS 2026. Certain figures are internal estimates derived from these datasets and from internal development plans. Non-GAAP financial measures Adjusted EBITDA is defined as net income (loss), excluding the effects of stock-based compensation, interest, taxes, depreciation, amortization and other non-recurring items. Compound annual growth rates are calculated for the period 2020 through 2025. Product comparisons Product comparisons are for illustrative purposes only. No head-to- head clinical trials have been conducted comparing one product versus another. Comparative statements reflect FDA-approved labeling and publicly available information and are not intended as promotional or clinical claims. Trademarks All third-party trademarks, trade names, and product names are the property of their respective owners and are used for identification purposes only. Their use does not imply any affiliation with, or endorsement by, Harrow. Forward-looking information Statements regarding anticipated launches, revenue contribution, regulatory milestones, and market opportunity are forward-looking and are subject to the risks and uncertainties described in Harrow’s filings with the Securities and Exchange Commission.